UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 12, 2008

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

             California                  0-10661                94-2792841
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(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

63 Constitution Drive, Chico, California   95973
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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2008, Tri Counties Bank (the "Bank"), the wholly owned subsidiary of TriCo Bancshares (the "Company") amended the 2005 Tri Counties Bank Deferred Compensation Plan for Executives and Directors. On December 30, 2008, the Company amended the 2004 TriCo Bancshares Supplemental Executive Retirement Plan. Descriptions of these amendments, which the Company considers to be nonmaterial, are included in Item 8.01 below.:


Item 8.01 Other Events.

On November 12, 2008, the Bank amended the 2005 Tri Counties Bank Deferred Compensation Plan for Executives and Directors to comply with Internal Revenue Code Section 409A. These amendments included; increased restrictions on the form and timing of deferrals, increased restrictions on changes to deferral elections, and increased restrictions on the form and timing of distributions. These amendments were effective as of January 1, 2005. These amendments are not expected to have a material impact on the financial statements of the Company.

On December 30, 2008, the Company amended the 2004 TriCo Bancshares Supplemental Executive Retirement Plan (the "SERP") to comply with Internal Revenue Code
Section 409A and make various other modifications. The amendments to the SERP included:

     Removal of discretion by the Compensation Committee of the Board (the "Committee") to allow payments to terminated participants to begin prior to age 62, but not before age 55, and replace it with payments automatically beginning upon termination but not before age 55. Reductions in payment amounts for payments beginning prior to age 62 remain unchanged.

     Establishment of a delay in receipt of payouts under the SERP until six months after termination for all participants that become participants on or after January 1, 2009 and for participants designated as "Specified Employees" under Internal Revenue Code Section 409A that were participants as of December 31, 2008.

     For participants who become participants on or after January 1, 2009, the Normal Retirement Benefit is equal to the participant's final average compensation multiplied by the Target Retirement Percentage, which can range from 0% to 45% depending on the participant's Years of Credited Service. For participants who were participants as of December 31, 2008, the Normal Retirement Benefit remains unchanged and equal to the participant's final average compensation multiplied by the Target Retirement Percentage, which can range from 0% to 75% depending on the participant's Years of Credit Service, the product of which is reduced by the sum of 100% of the participant's Estimated Primary Social Security Benefit and the participant's ESOP Offset.

These amendments were effective January 1, 2009. These amendments are not expected to have a material impact on the financial statements of the Company.

This description of the amendments to the 2005 Tri Counties Bank Deferred Compensation Plan for Executives and Directors and the SERP is qualified in its entirety by reference to the copies of such plans filed as exhibits to this Form 8-K. Item 1.01 Entry into a Material Definitive Agreement


Item 9.01  Financial Statements and Exhibits

(d) Exhibits

     99.1 2005 Tri Counties Bank Deferred Compensation Plan for Executives and Directors

     99.2 TriCo Bancshares Supplemental Executive Retirement Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2009          TRICO BANCSHARES
                               (Registrant)

                            By:/s/Thomas J. Reddish
                               -------------------------------------------------
                               Thomas J. Reddish
                               Executive Vice President
                               Chief Financial Officer

Exhibit 99.1


                           THE 2005 TRI COUNTIES BANK

             DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND DIRECTORS

                                TABLE OF CONTENTS
                                                                        Page
ARTICLE I - PURPOSE........................................................1
ARTICLE II - DEFINITIONS...................................................1
2.1. Participant...........................................................1
2.2. Plan Benefit..........................................................1
2.3. Board.................................................................1
2.4. Committee.............................................................1
2.5. Compensation..........................................................2
2.6. Elective Deferred Compensation........................................2
2.7. Deferral Election.....................................................2
2.8. Deferral Period.......................................................2
2.9. Account...............................................................2
2.10.Distribution Election.................................................3
2.11.Actuarial Equivalent..................................................3
2.12.Determination Date....................................................3
2.13.Interest Rate.........................................................3
2.14.Bonus Interest Rate...................................................3
2.15.Change in Control.....................................................3
2.16.Disability............................................................4
2.17.Termination or Removal For Cause .....................................4
2.18.Unforeseeable Emergency ..............................................5
2.19.Lifetime Deferral Limit...............................................5
2.20.Beneficiary...........................................................5
ARTICLE III - PARTICIPATION AND DEFERRAL COMMITMENTS ......................5
3.1. Eligibility and Participation.........................................5
3.2. Form of Deferral and Minimum Deferral.................................6
ARTICLE IV - DEFERRED COMPENSATION ACCOUNT.................................6
4.1. Accounts........................... ..................................6
4.2. Elective Deferred Compensation........................................6
4.3. Employer Discretionary Contributions..................................6
4.4. Interest..............................................................7
4.5. Determination of Accounts.............................................7
4.6. Vesting of Accounts...................................................7
4.7. Statement of Accounts.................................................7
ARTICLE V - PLAN BENEFITS .................................................7
5.1. Plan Benefit..........................................................7
5.2. Death Benefit.........................................................8
5.3. Unforeseeable Emergency Distributions ................................8
5.4. Distribution Following a Separation From Service......................8
5.5. Distribution Upon a Change in Control.................................9
5.6. Benefit Payment Elections and Subsequent Modifications Thereto .......9
5.7. Withholding Payroll Taxes.............. .............................10
5.8. Commencement of Payments.............................................10
5.9. Payment to Guardian..................................................10
ARTICLE VI - BENEFICIARY DESIGNATION......................................11
6.1. Beneficiary Designation..............................................11
6.2. Amendments...........................................................11
6.3. No Beneficiary Designation...........................................11
6.4. Effect of Payment....................................................11
ARTICLE VII - ADMINISTRATION..............................................11
7.1. Committee and Duties.................................................11
7.2. Agents...............................................................11
7.3. Binding Effect of Decisions .........................................12
7.4. Indemnity of Committee ..............................................12
ARTICLE VIII - CLAIMS PROCEDURE...........................................12
8.1. Claim................................................................12
8.2. Denial of Claim......................................................12
8.3. Review of Claim......................................................12
8.4. Final.. Decision.....................................................12
ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN............................13
9.1. Amendment............................................................13
9.2. Right to Terminate...................................................13
ARTICLE X - MISCELLANEOUS.................................................13
10.1.Unfunded Plan........................................................13
10.2.Unsecured General Creditor...........................................14
10.3.Trust Fund...........................................................14
10.4.Nonassignability.....................................................14
10.5 Not a Contract of Employment.........................................14
10.6.Protective Provisions................................................15
10.7.Terms................................................................15
10.8.Captions.............................................................15
10.9.Governing Laws.......................................................15
10.10.Validity............................................................15
10.11.Notice..............................................................15
10.12.Successors..........................................................15
SIGNATURE PAGE ...........................................................16

                           THE 2005 TRI COUNTIES BANK
             DEFERRED COMPENSATION PLAN FOR EXECUTIVES AND DIRECTORS

This Tri Counties Bank Deferred Compensation Plan for Executives and Directors is effective January 1, 2005 and applies only to those Participants in the Plan who serve as certain key Executives of TriCo Bancshares, Tri Counties Bank, and subsidiaries or affiliates thereof (hereinafter, these entities shall be referred to as the "Bank" or the "Employer") who are employed by the Employer on or after January 1, 2005 and those Directors of the Employer on or after this date. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

                               ARTICLE I - PURPOSE

The purpose of this Deferred Compensation Plan for Executives and Directors (the "Plan") is to provide current tax planning opportunities, as well as supplemental funds for retirement or death, for Executives and Directors of the Employer. It is also intended that the Plan will aid in retaining and attracting Executives and Directors of exceptional ability by providing them with these benefits. The Plan was originally adopted effective January 1, 2005 and is amended and restated as of that date principally to clarify certain provisions governed by IRC 409A and to reflect the Plan operations under IRC 409A since January 1, 2005.

                            ARTICLE II - DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1. Participant

The term "Participant" shall mean those certain key employees or Directors of the Employer who are participating in this Plan as provided in Article III.

2.2. Plan Benefit

"Plan Benefit" means the benefit payable to a Participant as calculated pursuant to Articles IV through V.

2.3. Board

"Board" means the Board of Directors of the Employer.

2.4. Committee

"Committee" means the Compensation and Management Succession Committee of TriCo Bancshares.

2.5. Compensation

As it applies to an Executive, the term "Compensation" shall refer to the salary, bonuses or commissions paid to the Executive during his employment with Employer for services performed during a given Deferral Period. The Deferral Period to which a commission relates shall be the Deferral Period when the Executive actually performs the services for which the commission is paid. As it applies to a Director, "Compensation" shall refer to the retainer, meeting and Committee chairmanship fees paid to a Director by the Employer with respect to services performed as a Board member during a given Deferral Period, before reduction for any amounts deferred pursuant to this Plan. Compensation does not include expense reimbursements, any form of non-cash compensation or benefits. Compensation payable after December 31 of a given Deferral Period solely for services performed during the Employer's final payroll period containing that December 31 is treated as Compensation payable for services performed in the subsequent Deferral Period in which the Compensation is paid.

2.6. Elective Deferred Compensation

The term "Elective Deferred Compensation" shall mean the amount of Compensation that a Participant elects to defer pursuant to a Deferral Election Form.

2.7. Deferral Election

"Deferral Election" means an irrevocable election to defer Compensation made by a Participant pursuant to Article III and for which a Deferral Election Form, as prescribed by the Committee, has been timely submitted by the Participant to the Committee. The Deferral Election with respect to any particular Deferral Period cannot be modified or revoked after the deadline provided in Section 3.1 for submitting the Deferral Election Form to the Committee for that Deferral Period. The Committee may prescribe any Deferral Election Form that is consistent with the terms of this Plan. In the event that he fails to file a subsequent Deferral Election (or a timely subsequent Deferral Election) for a particular Deferral Period, the Participant's most recent prior Deferral Election shall remain effective as if completed for that subsequent particular Deferral Period and cannot be modified or revoked after the December 15 of the calendar year immediately preceding that Deferral Period.

2.8. Deferral Period

"Deferral Period" means the period over which a Participant has elected to defer a portion of his Compensation. Each calendar year shall be a separate Deferral Period; provided, however, that a Participant's prior Deferral Election may remain effective for a subsequent Deferral Period as described in Section 2.7.

2.9. Account

"Account" means the Account as maintained by the Bank in accordance with Article IV with respect to any deferral of Compensation pursuant to this Plan. A Participant's Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to the Plan. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

2.10. Distribution Election

The term "Distribution Election" shall mean the form of distribution of the Account selected by the Participant on the most recent valid Distribution Election Form. The Committee may prescribe any Distribution Election Form that is consistent with the terms of this Plan.

2.11. Actuarial Equivalent

"Actuarial Equivalent" means equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Bank, using sound actuarial assumptions at the time of such determination.

2.12. Determination Date

"Determination Date" means the last day of each calendar month.

2.13. Interest Rate

"Interest Rate" means, with respect to any calendar month, the monthly equivalent of the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board.

2.14. Bonus Interest Rate

"Bonus Interest Rate" means, with respect to any calendar month, the monthly equivalent of three (3) percentage points greater than the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board. The Bonus Interest Rate shall be applied to all deferrals of compensation and the Account provided the Participant remains a Director or Executive of the Company until December 31, 2008. Thereafter, the Bonus Interest Rate applied to all subsequent deferrals and the Account shall be defined as: the monthly equivalent of one (1) percentage point greater than the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board.

2.15. Change in Control

A "Change in Control" shall be defined as follows to be interpreted by the Committee in a manner that is consistent with IRC 409A and the related Treasury regulations:

     (a) The acquisition of more than fifty percent (50%) of the value or voting power of the Employer's stock by a person or group;

     (b) The acquisition in a period of twelve (12) months or less of at least thirtyfive percent (35%) of the Employer's stock by a person or group;

     (c) The replacement of a majority of the Employer's board in a period of twelve (12) months or less by Directors who were not endorsed by a majority of the current board members; or

     (d) The acquisition in a period of twelve (12) months or less of forty percent (40%) or more of the Employer's assets by an unrelated entity.

For the purpose of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Employer shall not be considered in determining whether there has been a Change in Control.

2.16. Disability

For the purpose of this Plan, the Participant will be considered disabled if:

     (a) He is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

     (b) He is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of Participant's employer.

2.17. Termination or Removal For Cause

A Termination of an Executive's employment or a Removal of a Director shall be "For Cause" if for any of the following reasons:

     (a) Gross negligence or gross neglect;

     (b) The commission of a felony, misdemeanor, or any other act involving moral turpitude, fraud, or dishonesty which has a material adverse impact on the Bank;

     (c) The willful and intentional disclosure, without authority, of any secret or confidential information concerning the Bank that has a material adverse impact on the Bank; or

     (d) The willful and intentional violation of the rules or regulations of any regulatory agency or government authority having jurisdiction over the Bank, which has a material adverse impact on the Bank.

2.18. Unforeseeable Emergency

For the purposes of this Plan, an "Unforeseeable Emergency" shall mean a severe financial hardship to the Participant due to (a) uninsured medical expenses resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent of the Participant (as defined in IRC 152

     (a) without regard to IRC 152(b)(1), 152(b)(2) and 152(d)(1)(B)) of the Participant;

     (b) an uninsured casualty loss pertaining to property owned by the Participant; or,

     (c) other similar extraordinary and unforeseeable circumstances involving an uninsured loss arising as a result of an event beyond the control of the Participant.

2.19. Lifetime Deferral Limit

Total deferred compensation is subject to a lifetime limit of one million five hundred thousand dollars ($1,500,000.00) and includes all deferred compensation under this Plan or any prior Tri Counties Bank deferred compensation plan.

2.20. Beneficiary

"Beneficiary" means the person, persons or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

              ARTICLE III - PARTICIPATION AND DEFERRAL COMMITMENTS

3.1. Eligibility and Participation

     (a) Eligibility. Eligibility to participate in the Plan shall be limited to key Executives and Directors of the Employer.

     (b) Participation. A Participant may elect to participate in the Plan with respect to any Deferral Period by submitting a Deferral Election Form to the Committee by December 15 of the calendar year immediately preceding the Deferral Period. This Section 3.1(b) applies for any Deferral Period for which Section 3.1(c) does not apply.

     (c) Part-Year Participation. In the case of the Deferral Period in which a Participant first becomes eligible to participate in the Plan and who is not participating in any other account balance plan of the Employer (determined according to Treasury Regulation 1.409A-1(c)(2)), a Deferral Election Form must be submitted to the Committee within thirty (30) days after the Participant first becomes eligible to participate in the Plan. In addition, such Deferral Election Form shall be effective only with regard to Compensation paid for services performed following the submission of the Deferral Election Form to the Committee (determined on a pro-rata basis to the extent required by Treasury regulation 1.409A-2(a)(7)(i)). The determination of when a Participant first becomes eligible to participate in the Plan shall be made according to Treasury regulation 1.409A-2(a)(7)(ii).

3.2. Form of Deferral and Minimum Deferral

     (a) Deferral Election. A Participant may elect in the Deferral Election Form to defer any portion of his Compensation for the Deferral Period immediately following the calendar year when the Deferral Election Form is submitted to the Committee as provided in Section 3.1(b). The amount to be deferred shall be stated as a dollar amount or percentage of Compensation and must not be less than two thousand four hundred dollars ($2,400) during the Deferral Period.

     (b) Deferrals in the Event of Part-Year Participation. In the case of the first year in which a Participant becomes eligible to participate in the Plan (see paragraph 3.1(c)) he must defer at least two hundred dollars ($200) per month (stated as a dollar amount or percentage of Compensation) for each of the months remaining in the Deferral Period ($200 x number of months remaining).

     (c) Transition Rules. Notwithstanding any provision in this Section 3.2 to the contrary, the Committee may authorize a deferral election to the extent consistent with the transition rules and during the transition relief period provided under IRC 409A and the related guidance issued in Treasury regulations and by the Internal Revenue Service.

                   ARTICLE IV - DEFERRED COMPENSATION ACCOUNT

4.1. Accounts

For record keeping purposes only, an Account shall be maintained for each Participant.

4.2. Elective Deferred Compensation

A  Participant's  Elective  Deferred  Compensation  shall  be  credited  to  the
Participant's Account as the corresponding non-deferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to Elective Deferred Compensation that is required by state, federal or local law shall be withheld from the Participant's non-deferred Compensation to the maximum extent possible with any excess being withheld from the Participant's Account. Any such withholding of taxes or other amounts from the Participant's Account shall comply with Treasury regulation 1.409A-3(j)(4)(vi) and 1.409A- 3(j)(4)(xi), to the extent applicable.

4.3. Employer Discretionary Contributions

Employer may make Discretionary Contributions to Participants' Accounts. Discretionary Contributions shall be credited at such times and in such amounts as the Board in its sole discretion shall determine. The amount of the Discretionary Contributions shall be evidenced in a special Deferral Election Form approved by the Board.

4.4. Interest

Beginning January 1, 2005 and subject to the provisions of Section 5.4 with respect to a Termination for Cause, each Participant's Account shall be credited monthly with interest earned based on the Interest Rate or Bonus Interest Rate. Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the Account since the preceding Determination Date and shall be credited to the Participant's Account at that time. For each Determination Date preceding the Participant's Separation from Service (including a Separation from Service after a Change in Control), as defined in
Section 5.4, his Account shall be credited with interest earned at the Bonus Interest Rate specified in Section 2.14. For each Determination Date following the Participant's Separation from Service (including a Separation from Service after a Change in Control), his Account shall be credited with interest earned at the Interest Rate specified in Section 2.13.

4.5. Determination of Accounts

Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited and any Employer Discretionary Contributions and any interest earned, minus the amount of any distributions made since the immediately preceding Determination Date.

4.6. Vesting of Accounts

Each Participant shall be vested in the amounts credited to such Participant's Account and earnings thereon as follows:

     (a) Amounts Deferred. A Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Interest thereon, subject to the provisions of Section 5.6.

     (b) Employer Discretionary Contributions. Employer Discretionary Contributions and Interest thereon shall be vested as set forth in the special Deferral Election Form described in Section 4.3, subject to the provisions of Section 5.6.

4.7. Statement of Accounts

The Bank shall submit to each Participant, within thirty (30) days after the close of each calendar year and at such other time as determined by the Bank, a statement setting forth the balance to the credit of the Account maintained for a Participant.

                            ARTICLE V - PLAN BENEFITS

5.1. Plan Benefit

The  Employer  shall pay a Plan  Benefit  according  to the  provisions  of this
Article V.

5.2. Death Benefit

Upon receiving notice of the death of a Participant, the Employer shall pay to the Participant's Beneficiary(ies) a Plan Benefit as follows:

     (a) If the Participant dies after his Plan Benefit payment has begun pursuant to the terms of this Plan, then the amount payable shall be the remaining unpaid balance of the Participant's Account, and shall be paid in the same form as payments were being made prior to the Participant's death.

     (b) If the Participant dies while serving as an Executive or Director of the Employer, or before his Plan Benefit payment has begun pursuant to the terms of this Plan, then the amount payable shall be equal to the Participant's Account, and shall be payable as provided in Section 5.4. Any notice required under this provision shall be in writing and shall include an original death certificate.

5.3. Unforeseeable Emergency Distributions

Upon a finding that a Participant has suffered an Unforeseeable Emergency, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of his Plan Benefit under the Plan. Any distribution made pursuant to this provision must be made in accordance with IRC 409A and the related Treasury regulations, and must not exceed the amount required (including anticipated taxes on the distribution) to meet the emergency financial need and not reasonably available from other resources of the Participant (including reimbursement or compensation by insurance, liquidation of the Participant's assets to the extent such liquidation itself would not cause severe financial hardship). Each request for distribution due to an Unforeseeable Emergency shall be made at such time and in such manner as the Committee shall determine, and shall be effective in accordance with such rules as the Committee shall establish from time to time. Any distribution under this Section 5.3 shall be paid to the Participant in a single lump sum as soon as administratively practicable following receipt of the appropriate forms and information required by and acceptable to the Committee.

5.4. Distribution Following a Separation From Service

Upon his Separation from Service, a Participant shall be entitled to a Plan Benefit equal to his Account. In the event of a Termination for Cause, notwithstanding the preceding sentence, the Plan Administrator shall retain the sole discretion to determine whether the interest on such contributions will be forfeited. A Separation from Service means the Participant's separation from service (within the meaning of IRC 409A and related Treasury regulations and Internal Revenue Service guidance, including death or Disability) from the Employer, and any Related Employer as defined in IRC 414(b) and (c). A Separation from Service shall occur as of the date that a Participant's performance of bona-fide services for the Employer and any Related Employer is permanently reduced to a level less than twenty percent (20%) of the average level of services performed in the preceding thirty-six (36) month period.

In the event, however, that the Participant is a Specified Employee at the time of his Separation from Service, the Participant's right to receive any distribution of the Participant's Account will be delayed until the earlier of his death or the first day of the seventh month following his Separation from Service. A Specified Employee shall have the meaning given this term in IRC 409A and the related Treasury regulations; provided, that as permitted in those Treasury regulations, the Specified Employees and the application of the six-month delay rule of IRC 409A(a)(2)(B)(i) to the Specified Employees shall be determined according to rules adopted and consistently applied by the Committee in its sole discretion.

5.5. Distribution Upon a Change in Control

If he so elects, a Participant shall be entitled to a Plan Benefit equal to his Account if he is serving as an Executive or Director upon a Change in Control prior to the Participant's Separation from Service.

5.6. Benefit Payment Elections and Subsequent Modifications Thereto

Other than for those circumstances that specifically provide to the contrary, a Plan Benefit shall be paid in accordance with the Participant's most recent valid Distribution Election. A Participant must irrevocably elect the time and form for the payment of his Plan Benefit by the later of (i) December 31, 2008 or (ii) the date by which his first Deferral Election Form must be submitted to the Committee according to Section 3.1(b) or 3.1(c), as the case may be.

A Participant can elect payment of his Plan Benefit upon a Change in Control prior to his Separation from Service. If he does not elect such a payment of his Plan Benefit or if a Change in Control does not occur prior to his Separation from Service, a Participant's Plan Benefit shall be payable only upon his Separation from Service as provided in Section 5.4. A Participant can elect the following form of payment for his entire Plan Benefit:

          (i) A lump sum.

          (ii) Substantially equal annual payments for a period as designated by the Participant of five (5), ten (10) or fifteen (15) years. The amount of each annual payment shall be determined by dividing the Participant's Account on the Determination Date immediately preceding the month of the annual payment by the number of years remaining in the designated installment period.

A Participant may irrevocably elect one form of payment for his entire Plan Benefit upon a Change in Control prior to his Separation from Service and another form of payment for his entire Plan Benefit upon his Separation from Service. A Participant's election as to the form of payment for his Plan Benefit upon his Separation from Service shall apply for the payment of his Plan Benefit in the event of his death, as provided in Section 5.2. A Participant's Plan Benefit shall be paid according to his most recent valid Distribution Election submitted to the Committee. In the event that a Participant has not submitted to the Committee a valid Distribution Election, his Plan Benefit shall be paid in annual payments for ten (10) years.

A Participant may modify his Distribution Election as to the form of payment for his Plan Benefit upon a Change in Control and/or his Separation from Service, however any such modification

          (i) shall not be valid or effective if made within twelve (12) months of the date of the first payment under the Participant's previous valid Distribution Election;

          (ii) may not add an election for or remove a previously elected payment upon a Change in Control under Section 5.5; and

          (iii) except in the case of the Participant's Separation from Service due to hisdeath or Disability, the first payment for which such election is made must be deferred for a period of at least five (5) years from the date of the Participant's previous valid Distribution Election for that payment. For the purposes of a Participant's modification of his Distribution Election, a Participant's right to receive any annual installment payment under this Section 5.6 is treated as the right to receive a single payment as provided in Treasury regulation 1.409A-2(b)(2)(iii). A Participant's modified Distribution Election shall be made by submitting a Deferral Election Form to the Committee.

Notwithstanding any provision in the immediately preceding paragraph to the contrary, the Committee may authorize changes to the times and forms of payment permitted under this Section 5.6 to the extent consistent with the transition rules and during the transition relief period provided under IRC 409A and the related guidance issued in Treasury regulations and by the Internal Revenue Service.

5.7. Withholding Payroll Taxes

The Employer shall withhold from payments made hereunder any taxes required to be withheld from such payments under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax pursuant to
Section 3405(a)(2) of Internal Revenue Code, or any successor provision thereto.

5.8. Commencement of Payments

Subject to the provisions of Section 5.4 with respect to a Specified Employee, payment of a Participant's Plan Benefit shall commence as soon as administratively practicable (determined in the sole discretion of the Committee) but no later than sixty (60) days after

     (a) the date selected by the Participant in his most recent valid Distribution Election Form or

     (b) absent such a valid Distribution Election Form, his Separation from Service. All payments shall be made as of the first day of the month.

5.9. Payment to Guardian

If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee from all liability with respect to the benefit.

                      ARTICLE VI - BENEFICIARY DESIGNATION

6.1. Beneficiary Designation

Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the benefits due under the Plan. Each beneficiary designation shall be in written form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime.

6.2. Amendments

Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

6.3. No Beneficiary Designation

In the absence of a valid or effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

6.4. Effect of Payment

The payment to the deemed Beneficiary shall completely discharge Employer's obligations under this Plan.

                          ARTICLE VII - ADMINISTRATION

7.1. Committee and Duties

This Plan shall be administered by the Committee. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

7.2. Agents

The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

7.3. Binding Effect of Decisions

The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation, and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4. Indemnity of Committee

The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

                         ARTICLE VIII - CLAIMS PROCEDURE

8.1. Claim

Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

8.2. Denial of Claim

If the claim or request is denied, the written notice of denial shall state:

     (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

     (b) A description of any additional material or information required and an explanation of why it is necessary.

     (c) An explanation of the Plan's claim review procedure.

8.3. Review of Claim

Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4. Final Decision

The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other specified circumstances, the claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                 ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN

9.1. Amendment

The Board may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account or to change the Interest Rate credited to amounts already held in an Account under the Plan. Upon a change in the Interest Rate, thirty (30) days' advance written notice shall be given to each Participant and any deferral after the effective date of the change shall be held in a separate Account which shall be credited with the new Interest Rate.

9.2. Right to Terminate

The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of the Employer.

     (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferrals. In the event of such a Partial Termination, the Plan shall continue to operate and be effective with regard to Deferral Elections entered into prior to the effective date of such Partial Termination.

     (b) Complete Termination. Subject to the provisions of IRC 409A and Treasury regulation 1.409A-3(j)(4)(ix), the Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Elections, and by terminating all ongoing Deferral Elections. In the event of Complete Termination, the Plan shall cease to operate and the Employer shall pay out to each Participant (or Participant's Beneficiary) his Account in a single lump sum as if that Participant had a Separation from Service on the first day of the second twelve (12) month period that began with the date of the Complete Termination. Only Plan Benefit payments otherwise payable under Article V, absent the Complete Termination, shall be made during the first twelve (12) month period following the Complete Termination. Notwithstanding any provision in the Plan to the contrary, interest earned on the unpaid balance in each Participant's Account shall be the Interest Rate in effect on the Determination Date immediately preceding the effective date of the Complete Termination.

                            ARTICLE X - MISCELLANEOUS
10.1. Unfunded Plan

This Plan is intended to be an unfunded  plan  maintained  primarily  to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA. Accordingly, no further benefits shall accrue and the Plan shall be terminated according to the provisions of Section 9.2(b) in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA which is not so exempt.

10.2. Unsecured General Creditor

In the event of Employer's insolvency, Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by Employer. In that event, any and all of Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of Employer to pay money in the future.

10.3. Trust Fund

The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts maybe irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

10.4. Nonassignability

Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5. Not a Contract of Employment

The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

10.6. Protective Provisions

A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other actions as may be requested by the Employer.

10.7. Terms

Whenever any words are used herein the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.8. Captions

The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.9. Governing Law

The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

10.10. Validity

In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.11. Notice

Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if such delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.12. Successors

The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of TriCo Bancshares, and successors of any such corporation or other business entity.

Signatures on the following page

                                 SIGNATURE PAGE

The 2005 Tri  Counties  Bank  Deferred  Compensation  Plan  for  Executives  and
Directors


                    TRICO BANCSHARES

                   By: ______________________________________

                   Title: ____________________________________

                   Date: ____________________________________


                   TRI COUNTIES BANK

                   By: ______________________________________

                   Title: ____________________________________

                   Date: ____________________________________

Exhibit 99.2


                                TRICO BANCSHARES

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  Amended and Restated Effective January 1,2009

                                TABLE OF CONTENTS
                                                                         Page
ARTICLE I             PURPOSE; EFFECTIVE DATE                              4

ARTICLE II            DEFINITIONS                                          4
                  2.1 Actuarial Equivalent                                 4
                  2.2 Board                                                4
                  2.3 Change in Control                                    4
                  2.4 Committee                                            5
                  2.5 Compensation                                         5
                  2.6 Disability                                           5
                  2.7 Early Retirement Date                                5
                  2.8 Employer                                             5
                  2.9 Final Average Compensation                           6
                  2.10 Normal Retirement Date                              6
                  2.11 Participant                                         6
                  2.12 Participation Agreement                             6
                  2.13 Retirement                                          6
                  2.14 Supplemental Retirement Benefit                     6
                  2.15 Target Retirement Percentage                        6
                  2.16 Years of Credited Service                           7
                  2.17 Applicable Percentage                               7
                  2.18 ESOP Offset                                         7
                  2.19 Estimated Primary Social Security Benefit           7
                  2.20 Termination                                         9

ARTICLE III           PARTICIPATION AND VESTING                            8
                  3.1 Eligibility and Participation                        8
                  3.2 Change in Employment Status                          8
                  3.3 Eligibility for Benefits                             8
                  3.4 Termination with Cause                               9

ARTICLE IV            SUPPLEMENTAL RETIREMENT BENEFITS                    10
                  4.1 Normal Retirement Benefit                           10
                  4.2 Early Retirement Benefit                            10
                  4.3 Early Termination Benefits                          10
                  4.4 Reduction for Early Commencement of Benefits        10
                  4.5 Form of Benefit Payment                             10
                  4.6 Commencement of Benefit Payments                    11
                  4.7 Withholding; Payroll Taxes                          11
                  4.8 Payment to Guardian                                 11

ARTICLE V             ADMINISTRATION                                      11
                  5.1 Committee; Duties                                   11
                  5.2 Agents                                              11
                  5.3 Binding Effect of Decisions                         11
                  5.4 Indemnity of Committee                              11

ARTICLE VI            BENEFICIARY DESIGNATION
                  6.1 Beneficiary Designation                             12
                  6.2 Amendments: Marital Status                          12
                  6.3 Default Beneficiary Designation                     12
                  6.4 Effect of Payment                                   12
                  6.5 Divorce/Beneficiary Designation                     12

ARTICLE VII           CLAIMS PROCEDURE
                  7.1 Claim                                               12
                  7.2 Denial of Claim                                     12
                  7.3 Review of Claim                                     13
                  7.4 Final Decision                                      13

ARTICLE VIII          TERMINATION, SUSPENSION OR AMENDMENT                13
                  8.1 Plan Termination                                    13

ARTICLE IX              MISCELLANEOUS
                  9.1 Unfunded Plan                                       14
                  9.2 Unsecured General Creditor                          14
                  9.3 Trust Fund                                          15
                  9.4 Nonassignability                                    15
                  9.5 Not a Contract of Employment                        15
                  9.6 Terms                                               15
                  9.7 Captions                                            15
                  9.8 Governing Law                                       15
                  9.9 Validity                                            15
                  9.10 Notice                                             15
                  9.11 Successors                                         16

EXHIBIT 1: Participation Agreement                                        17

EXHIBIT 2: Beneficiary Agreement                                          18

                                TRICO BANCSHARES

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    ARTICLE I

                             PURPOSE; EFFECTIVEDATE

The purpose of this Supplemental Executive Retirement Plan (the "Plan") is to provide supplemental retirement benefits for certain key employees of TriCo Bancshares, Tri Counties Bank, and subsidiaries or affiliates thereof (the "Employer") who are employed by the Employer on, or after January I, 2004 . It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits. The Plan is hereby amended and restated effective January 1, 2009.



                                   ARTICLE II

                                   DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1 Actuarial  Equivalent.
     "Actuarial Equivalent" means equivalence in value between two or more forms and/or times of payment based on the fully phased in (i.e., applicable percentage of 100%) Applicable Interest Rate and Applicable Mortality table defined in IRS Code 417(e)(3). The Applicable Interest Rate will be determined by the rate for the month prior to the beginning of the calendar year in which a distribution occurs or would occur. The Applicable Interest Rate and Applicable Mortality table are selected and published by the Secretary of the Treasury.

2.2 Board.
    "Board" means the Board of Directors of TriCo Bancshares.

2.3 Change in Control.
     A "Change in Control" means the occurrence of any of the following events with respect to Tri Counties Bank (the "Bank") or its parent holding company, TriCo Bancshares ("Bancorp"):

     (a) Merger: A merger into or consolidation with another corporation, or merger of another corporation into Bank or Bancorp, and as a result less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of Bank or Bancorp immediately before the merger or consolidation;

     (b) Acquisition of Significant Share Ownership: One person, or more than one person acting as a group, acquires (or has acquired during the twelve
     (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock possessing thirty percent (30%) or more of the total voting power of the stock of Bank or Bancorp (this constitutes acquisition of "Effective Control"). No Change in Control shall occur if additional voting shares are acquired by a person or persons who possessed Effective Control prior to acquiring additional shares. This subpart (b) shall not apply to beneficial ownership of voting shares held in a fiduciary capacity by an entity of which Bank or Bancorp directly or indirectly beneficially owns 50% or more of the outstanding voting securities, or voting shares held by an employee benefit plan maintained for the benefit of the Bank's employees.

     (c) Change in Board Composition: A majority of the members of the Board of Directors of Bank or Bancorp is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors of Bank or Bancorp before the date of the appointment or election. This subparagraph shall only apply with respect to Bancorp if no other corporation is a majority shareholder of Bancorp.

     (d) A sale of substantially all of the assets of Bank or Bancorp. A Change in Control shall only occur with respect to Bancorp if Bancorp (i) is a majority shareholder of the Bank; (ii) is a majority shareholder of any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in the Bank; or (iii) is otherwise a "Relevant Corporation" as that term is used and defined in Code section 409A. For purposes of this section, majority shareholder means a shareholder owning more than 50% of the total fair market value and total voting power of the Bank, Bancorp, or a corporation in the chain referenced above. No Change in Control shall occur unless the event constitutes a "Change in the Ownership of a Corporation," a "Change in the Effective Control of a Corporation," or a "Change in the Ownership of a Substantial Portion of the Assets of a Corporation," as defined under Code section 409A.

2.4 Committee.
     "Committee" means the Compensation and Benefits Committee of the Board of Directors of TriCo Bancshares.

2.5 Compensation.
     "Compensation" means the base salary and bonuses paid to a Participant and considered to be "wages" for purposes of federal income tax withholding. Compensation shall be calculated before reduction for any amounts deferred pursuant to any deferral arrangement by which the Participant can defer the current receipt of income. Compensation does not include expense reimbursements, or any form of non-cash compensation or benefits.

2.6 Disability.
     "Disabled"  means  that the  Participant  is

     (a) unable to engage in any
     substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or

     (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Bank's employees. The Bank may, in its discretion, rely on a determination by the Social Security Administration or an insurance carrier (if the definition of "disability" applied by the carrier is consistent with this section) in determining whether a Participant is Disabled, and may require the Participant to submit proof of such determination. The term "Disabled" shall be interpreted consistently with Code section 409A.

2.7 Early Retirement Date.
     "Early Retirement Date" means the date on which a Participant terminates employment with the Employer, if such termination date occurs on or after such Participant's attainment of age 55 and completion of fifteen (15) Years of Credited Service, but prior to his Normal Retirement Date.

2.8 Employer.
     "Employer" means TriCo Bancshares, Tri Counties Bank, and any affiliated or subsidiary corporation designated by the Board, or any successors to the businesses thereof.

2.9 Final Average Compensation.
     "Final Average Compensation" means the Participant's Compensation during the 36 full consecutive calendar months out of the last 60 calendar months of employment with the Employer during which the Participant's Compensation is the highest, divided by 36.

2.10 Normal Retirement Date.
     "Normal Retirement Date" shall mean the date on which the Participant terminates employment with the Employer if such termination date occurs on or after the Participant's attainment of age 62. "Normal Retirement Date" shall also mean the date on which the Participant terminates employment pursuant to Article 3.3 (e) following a Change in Control.

2.11 Participant.
     "Participant"   means  any  individual  who  is  participating  in  or  has participated in this Plan, and who has not yet received his full benefit hereunder, as provided in Article III.

2.12 Participation Agreement.
     "Participation Agreement" means the agreement filed by a Participant and approved by the Board pursuant to Article III.

2.13 Retirement.
     "Retirement" means a Participant's termination from employment with the Employer at the Participant's Early Retirement Date or Normal Retirement Date, as applicable.

2.14 Supplemental Retirement Benefit.
     "Supplemental  Retirement  Benefit"  means  the  benefit  determined  under
     Article IV of this Plan.

2.15 Target Retirement Percentage.
     For Participants who enter the Plan prior to January 1, 2009, the "Target Retirement Percentage" shall equal 70% multiplied by the percentage presented in the table below:

     Full Years of Credited Service 1:    7%
     Full Years of Credited Service 2:   13%
     Full Years of Credited Service 3:   20%
     Full Years of Credited Service 4:   27%
     Full Years of Credited Service 5:   33%
     Full Years of Credited Service 6:   40%
     Full Years of Credited Service 7:   47%
     Full Years of Credited Service 8:   53%
     Full Years of Credited Service 9:   60%
     Full Years of Credited Service 10:  67%
     Full Years of Credited Service 11:  73%
     Full Years of Credited Service 12:  80%
     Full Years of Credited Service 13:  87%
     Full Years of Credited Service 14:  93%
     Full Years of Credited Service 15  100%

     For Participants who enter the Plan on or after January 1, 2009, the "Target Retirement Percentage" shall accrue according to the table below.

      Full Years of Credited Service 1:   3%
      Full Years of Credited Service 2:   6%
      Full Years of Credited Service 3:   9%
      Full Years of Credited Service 4:  12%
      Full Years of Credited Service 5:  15%
      Full Years of Credited Service 6:  18%
      Full Years of Credited Service 7:  21%
      Full Years of Credited Service 8:  24%
      Full Years of Credited Service 9:  27%
      Full Years of Credited Service 10: 30%
      Full Years of Credited Service 11: 33%
      Full Years of Credited Service 12: 36%
      Full Years of Credited Service 13: 39%
      Full Years of Credited Service 14: 42%
      Full Years of Credited Service 15: 45%

2.16 Years of Credited Service.
     "Years of Credited Service" means the number of years of credited vesting service determined in accordance with the provisions of the TriCo Bancshares Employee Stock Ownership Plan, or any successor thereto, whether or not the Participant is a participant in such plan, or designated at the discretion of the Committee.

2.17 Applicable Percentage.
     The term "Applicable Percentage" shall mean that percentage of the Supplemental Retirement Benefits that the Participant is entitled to receive based on the circumstances surrounding the termination of Employment. The Applicable Percentage of Supplemental Retirement Benefits shall accrue on the following basis:

     Full Years of Credited Service 1:    0%
     Full Years of Credited Service 2:    0%
     Full Years of Credited Service 3:    0%
     Full Years of Credited Service 4:    0%
     Full Years of Credited Service 5:   33%
     Full Years of Credited Service 6:   40%
     Full Years of Credited Service 7:   47%
     Full Years of Credited Service 8:   53%
     Full Years of Credited Service 9:   60%
     Full Years of Credited Service 10:  67%
     Full Years of Credited Service 11:  73%
     Full Years of Credited Service 12:  80%
     Full Years of Credited Service 13:  87%
     Full Years of Credited Service 14:  93%
     Full Years of Credited Service 15: 100%

2.18 ESOP Offset.
     On or after a Participant's Normal Retirement Date, the term ESOP Offset will be defined as the Participant's benefit in the form of an Actuarially Equivalent monthly single-life annuity as defined in 2.1 under the TriCo Bancshares Employee Stock Ownership Plan, or any successor plan thereto, using the most recent valuation date prior to termination of employment with the Employer. Prior to Normal Retirement Date, a Participant's ESOP Offset will be defined as the Participant's benefit in the form of a monthly single life annuity commencing at age 62 under the TriCo Bancshares Employee Stock Ownership Plan, or any successor plan thereto, assuming no interest is earned by the Participant's account from the most recent valuation date prior to date of termination of employment with Employer until age 62. The ESOP Offset will be adjusted to include ESOP shares liquidated or distributed to a Participant prior to termination of employment as part of an ESOP distribution or exercise of the Participant's diversification rights under the ESOP. Shares distributed or diversified will be valued at the same stock price as shares remaining in the ESOP. For determining the most recent valuation date prior to termination, if a participant terminates on or after January 1 in a given year, the valuation date is December 31 preceding the year of termination.

2.19 Estimated Primary Social Security Benefit.
     The age 62 Social Security Primary Insurance Amount payable under the law in effect at the time of termination based on the maximum pay and career length allowed and as determined by the Social Security Administration.

2.20 Termination.
     "Termination Of Employment" means the Participant's death, retirement or other voluntary or involuntary termination of employment with the Employer. A Participant will not be considered to have experienced a Termination Of Employment if the Participant's employment is continued by a successor with or into which the Employer merges, consolidates or transfers substantially all of the assets of the Employer and which assumes the Plan after such merger, consolidation or transfer. A Termination Of Employment will not be deemed to have occurred because a Participant is on an authorized leave of absence if the period of such leave does not exceed the longer of six (6) months or as long as the individual's right to reemployment with the Employer is provided either by statute or contract. If the period of the authorized leave of absence exceeds the longer of six (6) months or the period during which the Participant's right to reemployment is provided either by statute or contract, the Participant shall be deemed to have had a Termination Of Employment on the first business day immediately following the end of the longer of the two such periods. A Participant will be considered to have experienced a Termination Of Employment, notwithstanding the fact that the Participant continues to perform services for the
     Employer on a reduced-time basis, provided that the Employer and the Participant reasonably anticipate that the level of bona fide services that the Participant will perform after a specified date will permanently decrease to less than fifty percent (50%) of the average level of bona fide services provided by the Participant in the immediately preceding thirty-six (36) months.

                                   ARTICLE III

                            PARTICIPATION AND VESTING

3.1  Eligibility and Participation

     (a) Eligibility. Eligibility to participate in the Plan is limited to those employees of the Employer that are designated, from time to time, by the Board.

     (b) Participation. An employee's participation in the Plan shall be effective upon notification of such person by the Committee of eligibility to participate, completion of a Participation Agreement by such person , and acceptance of the Participation Agreement by the Committee. Except as modified by paragraph 3.2 below, participation in the Plan shall continue until such time as the Participant terminates employment with the Employer and as long thereafter as the Participant is eligible to receive benefits under this Plan.

3.2 Change in Employment Status.
     If the Board determines that a Participant's employment performance is no longer at a level which deserves reward through participation in this Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's vested interest in such benefits, as determined by the Applicable Percentage, as of the date designated by the Board. In such an event, the benefits payable to the Participant shall be based solely on the Participant's Years of Credited Service and Compensation as of the date designated by the Board.

3.3  Eligibility for Benefits.

     (a) Retirement on Normal Retirement Date: The Applicable Percentage for a Participant whose employment with the Employer terminates on or after the Normal Retirement Date shall be 100%.

     (b) Retirement on or after Early Retirement Date but before Normal Retirement Date: The Participant may elect to retire on a date that constitutes an Early Retirement Date provided the Applicable Percentage is 100% as of the effective date of Retirement.

     (c) Termination Without Cause (termination other than Early or Normal retirement, death, Disability, Voluntary Termination or Termination with Cause as defined in 3.4). If the Participant's employment is terminated by the Employer without cause, the Participant's Applicable Percentage shall be 100% and the Participant shall be eligible to receive benefits pursuant to the Target Retirement Percentage accrued as of the effective date of Termination.

     (d) Voluntary Termination. If the Employee's employment is terminated by voluntary resignation other than for Early Retirement, the Employee shall be entitled to be paid the following benefits:

          (i) If the Applicable Percentage is one hundred percent (100%) as of the date of termination, the Participant shall be entitled to be paid the Target Retirement Percentage of the Supplemental Retirement Benefits.

          (ii) If the Applicable Percentage is less than one hundred percent (100%) as of the date of termination, the Participant shall forfeit any and all rights and benefits the Participant may have under the terms of this Agreement and shall have no right to be paid any of the amounts which would otherwise be due or paid to the Participant by the Employer pursuant to the terms of this Agreement.

     (e) Termination Following a Change in Control: In the event a Participant is terminated pursuant to a Change in Control, the Applicable Percentage shall be 100%. A termination shall be deemed to be in connection with a Change in Control if, within two (2) years following the occurrence of a Change in Control: The Participant's employment with the Employer is terminated by either the Employee or the Employer other than because of a Termination for Cause, as defined in 3.4 .

     (f) Termination Following the Determination of Disability: The Applicable Percentage for a Participant whose employment with the Employer terminates because of Disability shall be 100%.

3.4 Termination with Cause.
     If a Participant is terminated for any reason  identified in (a) (b) (c) or
     (d) below, the Participant shall forfeit all benefits payable under this Plan.

     (a) Gross negligence or gross neglect

     (b) The commission of a felony, misdemeanor, or any other act involving moral turpitude, fraud, or dishonesty which has a material adverse impact on the Bank

     (c) The willful and intentional disclosure, without authority, of any secret or confidential information concerning the Bank which has a material adverse impact on the Bank.

     (d) The willful and intentional violation which has a material adverse effect upon the Bank of the rules or regulations of any regulatory agency or government authority having jurisdiction over the Bank.

                                   ARTICLE IV

                        SUPPLEMENTAL RETIREMENT BENEFITS

4.1  Normal Retirement Benefit.

     (a) For Participants of the Plan prior to January, 1, 2009, commencing on the first day of the month coinciding or following a Participant's Normal Retirement Date, the Employer shall pay to the Participant a monthly Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, less the sum of:

          1) 100% of the Participant's monthly Estimated Primary Social Security Benefit; and,

          2) The Participant's ESOP Offset.

     (b) For participants who enter the Plan on or after January, 1, 2009, commencing on the first day of the month following a Participant's Normal Retirement Date, the Employer shall pay to the Participant a monthly Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation.

4.2 Early Retirement Benefit.
     If a Participant retires at an Early Retirement Date, the Employer shall pay to the Participant, commencing on the first day of the month coinciding or following a Participant's Early Retirement Date, the Supplemental Retirement Benefit as determined under Sections 4.1(a) or 4.1(b) and 4.4.

4.3 Early Termination Benefit.
     If a Participant terminates employment with the Employer prior to Early Retirement, the Employer shall pay to the Participant, commencing on the first day of the month coinciding or following the date on which the Participant attains age 55, the Supplemental Retirement Benefit as determined under Sections 4.1(a) or 4.1(b) and 4.4.


4.4 Reduction for Early Commencement of Benefits.
     If a Participant receives a Supplemental Retirement Benefit under this Plan before the Participant's Normal Retirement Date, the monthly Supplemental Retirement Benefit as determined under Section 4.1 shall be reduced by .5% per month for each month by which the benefit commencement date precedes the Participant's age 62; In no event shall the commencement of benefits precede the Participant's 55th birthday. The percentages stated above shall be prorated for partial months.

4.5 Form of Benefit Payment.
     The Supplemental Retirement Benefit shall be paid in the basic form provided below, unless, at the Participant's request, the Committee, in its sole discretion, selects an alternative form. Any form requested by the Participant shall be considered by the Committee, but shall not be binding. Any alternative form shall be the Actuarial Equivalent of the basic form of benefit payments. The basic and alternative forms of payment are as follows:

     (a) Basic Form of Benefit Payments. Monthly single life annuity for the participant's life.

     (b) Alternative Forms of Benefit Payment.

          (i) A joint and survivor annuity with an Actuarial Equivalent Value equal to the Basic Form of Benefit Payments described in 4.5(a) with payment continued to the survivor in the same amount as the amount paid to the Participant.

          (ii) A joint and survivor annuity with an Actuarial Equivalent Value equal to the Basic Form of Benefit Payments described in 4.5(a) with one-half of the payment continued to the survivor.

          (iii) Any other Actuarial Equivalent life annuity method which is not a change in payment form under Code section 409A and as approved by the Board.

4.6 Commencement of Benefit Payments.
     Notwithstanding any other provision of the Plan to the contrary, no benefits shall be paid until six (6) months after Termination of Employment for any individual participating in the Plan on December 31, 2008 who is a Specified Employee at the time his or her employment terminates (or at the time benefit payments are otherwise scheduled to commence). For all individuals who become Participants on or after January 1, 2009, no benefits shall be paid under this Article 4 until (six) 6 months after Termination of Employment. In the event that the six (6) month delay applies to a Participant, payments that would have been made during the six
     (6) month period, but for this section 4.6, will be paid on the first day of the seventh (7th) month following the Participant's Termination of Employment and will accrue at an interest rate equal to the first segment rate of the applicable interest rate under section 2.1. Regular payments will continue monthly thereafter.

     "Specified Employee" - if an Executive is a Key Employee (defined below) of the Company or any entity that is aggregated with the Company under Code section 414(b) or (c) as of December 31st of any year (the "Determination Date"), and the Company (or any entity that is aggregated with the Company under Code section 414(b) or (c)) has stock that is publicly traded on an established securities market or otherwise, then the Executive shall be treated as a Specified Employee during the 12-month period beginning on the April 1st following the Determination Date. An Executive is a Key Employee as of a Determination Date if the Executive meets the requirements of Code section 416(i)(1)(A)(i), (ii), or (iii) (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve months preceding the Determination Date.

4.7 Withholding; Payroll Taxes.
     The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's pay under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to Section 3405(a) (2) of the Internal Revenue Code, or any successor provision thereto.

4.8 Payment to Guardian.
     If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or such person having the care and custody of such minor, incompetent or person . The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.


                                    ARTICLE V

                                 ADMINISTRATION

5.1 Committee; Duties.
     This Plan shall be administered by the Committee. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

5.2 Agents.
     In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

5.3 Binding Effect of Decisions.
     The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

5.4 Indemnity of Committee.
     The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

                                   ARTICLE VI

                             BENEFICIARY DESIGNATION

6.1 Beneficiary Designation.
     Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of his death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime.

6.2 Amendments:
     Marital Status. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

6.3 Default Beneficiary Designation.
     If a Participant fails to designate a Beneficiary, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, any Plan benefits remaining to be paid to a Beneficiary shall be payable to the Participant's children. If the Participant has no surviving children, any Plan benefits remaining to be paid to a Beneficiary shall be payable to the Participant's estate.

6.4 Effect of Payment.
     The payment to the deemed Beneficiary shall completely discharge the Employer's obligations under this Plan.

6.5 Divorce/Beneficiary Designation.
     A beneficiary designation naming a Participant's spouse as Beneficiary shall be deemed revoked upon the Participant's subsequent divorce from the spouse.

                                   ARTICLE VII

                                CLAIMS PROCEDURE

7.1 Claim.
     Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing.

     Following receipt of a claim for benefits, the Committee shall consider the claim, and shall provide the Claimant with notice of its determination regarding the claim within a reasonable period of time, but in no event later than thirty (90) days following receipt, unless special circumstances require an extension of time to process the claim. In such a case the Committee may have up to an additional ninety (90) days from the end of the initial ninety (90) day period in which to make its determination on the claim. If such an extension is required, written notice shall be furnished to the Claimant. The notice of extension shall indicate the special circumstances requiring the extension and the date by which the Committee expects to render a determination on the claim.

7.2 Denial of Claim.

     If the claim or request is denied, the written notice of denial should state:

     (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

     (b) A description of any additional material or information required and an explanation of why it is necessary.

     (c) An explanation of the Plan's claim review procedure.

7.3 Review of Claim.
     Any person whose claim or request is denied or who has not received a response within 90 days may request a review by filing a written request for review with the Committee no later than sixty (60) days after receiving written notice of the denial. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

7.4 Final Decision.
     The decision on review shall normally be made within 60 days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be 120 days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                                  ARTICLE VIII

                      TERMINATION, SUSPENSION OR AMENDMENT

8.1 Plan Termination.
     The Employer, by action of the Board or its designee, can terminate this Plan in whole or in part at any time and for any reason in its sole and absolute discretion, in which event all Benefit accruals under the Plan for affected Participants shall cease, and all Participants' Benefits shall be paid at the time and in the manner otherwise specified in this Plan. In addition, the Employer anticipates that it will continue to sponsor the Plan for an indefinite period of time, there is no guarantee that the Plan will be continued. Accordingly, the Employer reserves the right to discontinue its sponsorship of the Plan or to terminate the Plan with respect to its Employees at any time by action of its Board of Directors. Upon the termination of the Plan, the affected Participants shall cease participation in the Plan and shall not accrue any further benefits. Notwithstanding the foregoing, the Employer's discretionary termination of this Plan shall not result in the acceleration of payment to a Participant, except where the right to payment arises in connection with the Employer's discretionary termination of the Plan under one of the following circumstances:

     (a) Within twelve (12) months following a corporate dissolution taxed under Code section 331, or with the approval of a bankruptcy court pursuant to section 503(b)(1)(A) of Title 11 of the United States Code, provided that an affected Participant's Benefits under the Plan are included in such Participant's income on the latest of:

          (i) The calendar year in which the Plan terminates;

          (ii) The calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or

          (iii) The first calendar year in which the payment is administratively practicable;

     (b) Within the thirty (30) days preceding or the twelve (12) months following a Change In Control, provided that all arrangements sponsored by the Employer, that would be aggregated with any terminated arrangement under Treasury regulations section 1.409A-1(c) if a Participant participated in all of the arrangements, are terminated, such that a Participant and all other participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the date of termination of the arrangements;

     (c) Where:

          (i) The termination and liquidation does not occur proximate to a downturn in the financial health of the Employer;

          (ii) The Employer terminates all arrangements sponsored by the Employer that would be aggregated with any terminated arrangement under Treasury regulations section 1.409A-1(c) if a Participant participated in all of the arrangements;

          (iii)  No  payments  are  made  within   twelve  (12)  months  of  the
          termination, other than payments that would have been payable if the termination had not occurred;

          (iv) All payments are made within twenty-four (24) months of the termination; and

          (v) The Employer does not adopt a new deferred compensation plan that would be aggregated with any terminated arrangement under Treasury regulations section 1.409A-1(c), if a Participant participated in both arrangements, within three (3) years following the date the Employer takes all necessary action to irrevocably terminate and liquidate the Plan; or

     (d) Upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin

8.2 Amendment.
     The Board may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such amendment shall adversely affect the benefits of Participants which have accrued prior to such action, the benefits of any Participant who has previously retired, or the benefits of any Beneficiary of a Participant who has previously died. Furthermore, no amendment shall alter the applicability of the percentage in Section 2.17 with respect to a Participant's accrued benefit at the time of such amendment.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 Unfunded Plan.
     This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I ERlSA Accordingly, the Plan shall terminate and no further benefits shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERlSA which is not so exempt.

9.2 Unsecured General Creditor.
     Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 8.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

9.3 Trust Fund.
     The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustee as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

9.4 Nonassignabiliy.
     Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the Amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

9.5 Not a Contract of Employment.
     The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

9.6 Terms.
     Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.

9.7 Captions.
     The captions of the articles, sections, and paragraphs of this Plan are for
     convenience   only  and  shall  not   control  or  affect  the  meaning  or
     construction of any of its provisions.

9.8 Governing Law.
     The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

9.9 Validity.
     If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

9.10 Notice.
     Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, or to the Employer's statutory agent. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

9.11 Successors.
     The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

TRICO BANCSHARES


By:      _________________________
         William Casey, Chairman


By:      _________________________
         Secretary

Exhibit 1

Participation Agreement
The TriCo Bancshares 2009 Supplemental Executive Retirement Plan

Participant:   (INSERT NAME)___________________

Eligibility Date: (INSERT DATE OF ELIGIBILITY)______

The above named Participant is authorized to receive benefits pursuant to the 2009 TriCo Bancshares Supplemental Executive Retirement Plan. Benefit accrual shall commence as of the Eligibility Date listed above.

Waiver and Release of Claims
In granting this benefit to the Participant, TriCo Bancshares and the Participant acknowledge that any benefits earned in the 1987 Plan are frozen at the level accrued as of December 31, 2003. The parties mutually agree that these benefits will be provided by the 2009 TriCo Bancshares Supplemental Executive Retirement Plan which replaces any benefits the Participant may have been eligible to receive pursuant to the Tri Counties Bank Supplemental Executive Retirement Plan effective September 1, 1987. The parties mutually agree that any obligations due the Participant under the terms of the 1987 Plan are fully satisfied by the benefits provided by the TriCo Bancshares 2009 Supplemental Executive Retirement Plan.

Participant:       __________________________   __________________________
                   (Signature)                  (Print Name)

TriCo Bancshares:  __________________________
                  (authorized executive)


Date:  ___________________

EXHIBIT 2

                          Beneficiary Designation Form

        The 2009 TriCo Bancshares Supplemental Executive Retirement Plan

I. PRIMARY DESIGNATION
   (You may refer to the beneficiary designation information prior to completion of this form.)

A. Person(s) as a Primary Designation:
   (please indicate the percentage for each beneficiary.)


Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)        City)          (State)         (Zip)

Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)       (City)          (State)         (Zip)

Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)       (City)          (State)         (Zip)

B. Estate as a Primary Designation:

   My Primary Beneficiary is The Estate of ____________________________.

C. Trust as a Primary Designation:

   Name of the Trust: __________________________________________________

   Execution Date of the Trust: ______ / ______ / ___________

   Name of the Trustee: ________________________________________________

   Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

       ------------------------------------------------------------------

       ------------------------------------------------------------------


   Is this an Irrevocable Life Insurance Trust? Yes _____ No _____
   (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.SECONDARY (CONTINGENT) DESIGNATION

A. Person(s) as a Secondary (Contingent) Designation: (please indicate the percentage for each beneficiary.)

Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)       (City)          (State)         (Zip)

Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)       (City)          (State)         (Zip)

Name______________________________  Relationship ____________ / ________%

Address:________________________________________________________________
                  (Street)       (City)          (State)         (Zip)


B. Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of _____________________________.

C. Trust as a Secondary (Contingent) Designation:

   Name of the Trust: __________________________________________________

   Execution Date of the Trust: ______ / ______ / ___________

   Name of the Trustee: ________________________________________________

   Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

       ------------------------------------------------------------------

       ------------------------------------------------------------------

All sums payable under this Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.




_________________________                 ____________________
Participant's Signature                   Date